UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 17, 2025, Fidelity National Information Services, Inc. (“FIS”) entered into a transaction agreement (the “FIS Transaction Agreement”) with Global Payments Inc. (“Global Payments”), Total System Services LLC (the “Purchased Entity”), and Worldpay Holdco, LLC (“Worldpay”).

Upon the terms and subject to the conditions set forth in the FIS Transaction Agreement, FIS has agreed to purchase from Global Payments its Issuer Solutions business (the “Issuer Solutions Business”), through the acquisition of 100% of the issued and outstanding equity interests of the Purchased Entity (the “Issuer Solutions Sale”, and the consummation of the transactions contemplated by the FIS Transaction Agreement, the “Closing”) for an enterprise value of $13.5 billion, subject to customary adjustments for closing levels of working capital, cash and debt of the Purchased Entity and its subsidiaries (the “Issuer Purchase Price”). As consideration for the Issuer Solutions Sale, FIS has agreed to (i) sell to Global Payments all of its equity interests in Worldpay, and (ii) pay the remainder of the Issuer Purchase Price in cash.

Concurrently with the execution and delivery of the FIS Transaction Agreement, Global Payments entered into a transaction agreement, dated as of April 17, 2025 (the “GTCR Transaction Agreement”), with Worldpay, GTCR W Aggregator LP, a Delaware limited partnership (“GTCR”) and certain other parties signatory thereto, pursuant to which Global Payments has agreed to acquire 100% of the issued and outstanding equity interests of Worldpay that are not owned by FIS.

The aggregate purchase price for the acquisition of Worldpay (the “Worldpay Purchase Price”) pursuant to the FIS Transaction Agreement and the GTCR Transaction Agreement is based on a Worldpay enterprise value of $24.25 billion, and is subject to customary adjustments for closing levels of working capital, cash and debt of Worldpay. FIS and GTCR have agreed to allocate the net proceeds from the Worldpay Purchase Price inclusive of a control premium to GTCR. After taking into account the foregoing allocation, FIS expects its pre-tax portion of the Worldpay Purchase Price to be approximately $6.6 billion, with such figure subject to change based on actual closing levels of working capital, cash and debt of Worldpay.

The consummation of the transactions contemplated by the FIS Transaction Agreement (the “Transaction”) and the GTCR Transaction Agreement are cross-conditioned such that the FIS Transaction Agreement will be automatically terminated if the GTCR Transaction Agreement is terminated prior to the Closing. The consummation of the Transaction is also subject to customary mutual closing conditions, including (i) the receipt of certain required regulatory clearances and approvals in the U.S. and other jurisdictions under applicable antitrust, foreign direct investment and financial services laws and regulations, (ii) the absence of any judgment or law preventing or prohibiting the Closing, and (iii) the completion of a pre-Closing restructuring by Global Payments such that the Purchased Entity holds, directly or indirectly, the assets and liabilities constituting the business, operations and activities of the Issuer Solutions Business. Each party’s obligation to consummate the Transaction is also subject to (i) the accuracy of the other party’s representations and warranties contained in the FIS Transaction Agreement (subject, with specified exceptions, to materiality or “Material Adverse Effect” standards), (ii) the other party’s performance of its covenants and agreements in the FIS Transaction Agreement in all material respects, and (iii) in the case of FIS, the absence of any material adverse effect on the Issuer Solutions Business, and in the case of Global Payments, the absence of any material adverse effect on Worldpay (in each case, as such concepts are defined in the FIS Transaction Agreement).

Each party is required under the FIS Transaction Agreement to use reasonable best efforts to obtain all regulatory approvals required to be obtained in connection with the Transaction, and FIS and Global Payments are required to take all action necessary to avoid or eliminate any legal impediments to enable the Closing to occur as soon as reasonably practicable, subject to certain limitations as set forth in the FIS Transaction Agreement.

The FIS Transaction Agreement contains customary representations, warranties and covenants relating to Global Payments and the Issuer Solutions Business, FIS and Worldpay, including covenants related to the operation of the Issuer Solutions Business by Global Payments and the operation of Worldpay by FIS prior to the Closing. The representations, warranties and pre-Closing covenants of the parties will not survive the Closing. FIS and Global Payments have agreed to indemnify each other for customary matters including breaches of post-Closing covenants and losses arising out of assumed liabilities and retained liabilities, as applicable.

The FIS Transaction Agreement contains certain termination rights for both FIS and Global Payments, including the right to terminate the FIS Transaction Agreement if Closing does not occur by April 16, 2026, subject to two 6-month extensions if necessary to allow for the satisfaction of the regulatory closing conditions. The foregoing description of the FIS Transaction Agreement is not complete and is qualified in its entirety by reference to the FIS Transaction Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the FIS Transaction Agreement have been made only for the purposes of the FIS Transaction Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the FIS Transaction Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the FIS Transaction Agreement may change after the date of the FIS Transaction Agreement. Accordingly, the FIS Transaction Agreement is included with this Current Report only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding FIS, its subsidiaries or its or their respective businesses or any other parties to the Transaction as of the date of the FIS Transaction Agreement or as of any other date.

Item 8.01	Other Events.

Debt Commitment Letter

On April 17, 2025, in connection with entry into the FIS Transaction Agreement, FIS entered into a commitment letter (the “Commitment Letter”) with Goldman Sachs Bank USA , Wells Fargo Bank, National Association and Wells Fargo Securities, LLC (the “Lenders”), pursuant to which the Lenders have committed to provide a 364-day senior unsecured bridge term loan facility (the “Bridge Facility”), in an aggregate principal amount of up to $8 billion, subject to customary conditions, including the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter. FIS will pay customary fees and expenses in connection with obtaining the Bridge Facility. The proceeds of Bridge Facility are permitted to be used to finance a portion of the consideration payable by FIS and its subsidiaries under the FIS Transaction Agreement and to pay costs, fees and expenses in connection with the Bridge Facility and the Transaction. FIS currently expects to replace the Bridge Facility prior to the Closing with permanent financing, which may include the issuance of debt securities. The consummation of the Transaction is not subject to any financing condition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

2.1	Transaction Agreement, dated as of April 17, 2025, by and among, Global Payments, Total System Services LLC, FIS and Worldpay.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of FIS, FIS’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the proposed acquisition of a Issuer Solutions Business, the expected financial and operational results of FIS, and expectations regarding FIS’s business or organization after the Transaction, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. In addition, the amount of the goodwill impairment charge announced today is based in part on estimates of future performance, so this announcement should also be considered a forward-looking statement. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

•

changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

•	the risk of unforeseen liabilities of FIS or the Issuer Solutions Business may exist;

•	unexpected costs, liabilities, charges or expenses resulting from the Transaction;

•	dependence on key personnel;

•

the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•

the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•

the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

•

the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

•

internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•

the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	uncertainties as to the timing of the consummation of the Transaction or whether it will be completed;

•	the risk that partners and third parties who may fail to satisfy their legal obligations and risks associated with managing pension cost; cybersecurity issues, IT outages and data privacy;

•	risks associated with the impact, timing or terms of the Transaction;

•

risks associated with the expected benefits and costs of the Transaction, including the risk that the expected benefits of the Transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all;

•	the risk that conditions to the Transaction will not be satisfied and/or that the Transaction will not be completed within the expected timeframe, on the expected terms or at all;

•	the risk that any consents or regulatory or other approvals required in connection with the Transaction will not be received or obtained within the expected timeframe, on the expected terms or at all;

•	the risk that the financing intended to fund the Transaction may not be obtained;

•	the risk that the costs of restructuring transactions and other costs incurred in connection with the Transaction will exceed our estimates or otherwise adversely affect our business or operations;

•

the impact of the Transaction on our businesses and the risk that the Transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

•

competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by bad actors; and

•

other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. There can be no assurance that the Transaction will in fact be completed in the manner described or at all. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2025	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ James Kehoe
	Name:	James Kehoe
	Title:	Chief Financial Officer

	By:	/s/ Alexandra Brooks
	Name:	Alexandra Brooks
	Title:	Chief Accounting Officer